Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 2019

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2020-1

                          Supplement to the Prospectus

Effective January 14, 2020, AXA Equitable Holdings, Inc. (ticker: EQH) changed its name to Equitable Holdings, Inc. (ticker: EQH). As a result, effective immediately, all references in the Prospectus to AXA Equitable Holdings, Inc. are replaced by Equitable Holdings, Inc.

Supplement Dated: January 14, 2020